Aftershock Strategies Fund (the “Fund”)

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: SHKIX)

Class N Shares (Symbol: SHKNX)

Supplement dated March 19, 2015

to the Prospectus and Statement of Additional Information (“SAI”)

dated March 31, 2014, as amended

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

As of the date of this supplement, Dr. John David Wiedemer and Robert Wiedemer are no longer portfolio managers of the Fund. Accordingly, all references to Dr. John David Wiedemer and Robert Wiedemer in the Prospectus and SAI are hereby deleted.

You should read this Supplement in conjunction with the Prospectus and SAI for Class I and Class N shares dated March 31, 2014, as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-SHK-FUND (1-855-745-3863).